SUPPLEMENT TO THE PROSPECTUSES,

SUMMARY PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

OF

WELLS FARGO INCOME FUNDS

Wells Fargo Adjustable Rate Government Bond Fund

Wells Fargo Core Plus Bond Fund

Wells Fargo Government Securities Fund

Wells Fargo Short Duration Government Bond Fund

(each a “Fund”, together the “Funds”)

Effective immediately, Class B shareholders of other Wells Fargo Funds are no longer able to exchange their shares for Class B shares of the Funds.

            Effective on December 6, Class B shares of the Funds will no longer be offered. All references to Class B shares in the Fund’s prospectuses, summary prospectuses and SAI will be removed.

October 21, 2016                                                                                                         116IFR/P1001S5